Exhibit 10.1(b)


             Schedule of Secured Convertible Note (demand) Issued by
              NCT Group, Inc. to Carole Salkind on August 16, 2006



    Issue Date       Due Date           Principal         Conversion Price
    ----------       --------           ---------         ----------------
     08/16/06        Earlier of:        $550,000       Greater of:  (i) $0.0022;
                     (i) demand;                       or (ii) the par value of
                     or (ii) 02/16/07                  NCT Group, Inc.
                                                       common stock on the
                                                       date of conversion